SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:          April 3, 1996



                                MATTEL, INC.
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           (Exact name of registrant as specified in its charter)


         Delaware                  001-05647                        95-1567322
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(State or other jurisdiction      (Commission                 (I.R.S. Employer
 of incorporation)                  File No.)              Identification No.)




333 Continental Boulevard, El Segundo, California                   90245-5012
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code              (310) 252-2000
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                                   N/A
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       (Former name or former address, if changed since last report)

Item 5.         Other Events
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                Mattel, Inc. hereby incorporates by reference herein its press release dated April 3, 1996, regarding Disney and Mattel to sign agreement expanding Mattel's production of Disney characters, a copy of which is included as Exhibit 99.0 attached hereto. Pursuant to a letter of intent described in the press release, Disney and Mattel will enter into a license agreement, the terms of which are more fully described in the press release, and Mattel will issue Disney a warrant to purchase three million shares of Mattel's common stock, $1.00 par value per share.

                Mattel, Inc. hereby incorporates by reference herein its press release dated March 28, 1996, regarding James Eskridge resigns position as President-Mattel Worldwide, a copy of which is included as Exhibit 99.1 attached hereto.

Item 7.         Financial Statements and Exhibits
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        (a)     Financial statements of businesses acquired:   None

        (b)     Pro forma financial information:   None

        (c)     Exhibits:

                99.0  Press release dated April 3, 1996.
                99.1  Press release dated March 28, 1996.

                               SIGNATURES
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MATTEL, INC.
                                              Registrant

                                              By: /s/ Leland P. Smith
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                                                  Leland P. Smith
                                                  Assistant Secretary and
        Date: April 3, 1996                       Assistant General Counsel
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